UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2019
AgroFresh Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)
One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA (Address of principal executive offices)		19106 (Zip code)
(267) 317-9139 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGFS	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	AGFSW	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 5, 2017 at the annual meeting of stockholders (the “Annual Meeting”) of AgroFresh Solutions, Inc. (the “Company”), the stockholders of the Company approved (1) the Second Amendment to the Company’s 2015 Incentive Compensation Plan (the “Plan”) to, among other things, increase the number of shares of the Company’s common stock reserved for issuance under the Plan from 5,150,000 to 7,150,000, and (2) the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”), pursuant to which the Company is authorized to issue up to 500,000 shares of the Company’s common stock. The summaries of material terms of the Second Amendment to the Plan and of the ESPP are set forth in the Company’s Definitive Proxy Statement dated April 15, 2019 under the captions “Proposal 2 – Approval and Adoption of the Second Amendment to the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan” and “Proposal 3 – Approval and Adoption of the AgroFresh Solutions, Inc. 2019 Employee Stock Purchase Plan,” respectively, and are incorporated herein by reference. Such descriptions of the Second Amendment to the Plan and the ESPP are qualified in their entireties by reference to the Second Amendment to the Plan and to the ESPP, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (1) elected the Company’s seven nominees for director for a one-year term, (2) approved and adopted the Second Amendment to the Plan, (3) approved and adopted the ESPP, (4) ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 and (5) authorized the Company’s board of directors to adjourn and postpone the Annual Meeting to a later date or dates, if necessary. The final voting results for each proposal submitted to a vote are set forth below:

PROPOSAL 1:    Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert Campbell	36,901,343	4,769,553	19,745	3,245,108
Jordi Ferre	41,556,868	113,146	20,627	3,245,108
Denise L. Devine	41,571,733	103,915	14,993	3,245,108
Macauley Whiting, Jr.	41,563,040	108,498	19,103	3,245,108
Nance Dicciani	41,564,238	111,312	15,091	3,245,108
Gregory Freiwald	36,757,788	4,917,753	15,100	3,245,108
George Lobisser	36,870,481	4,805,029	15,131	3,245,108

PROPOSAL 2:    Approval and adoption of the Second Amendment to the Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,994,079	13,672,377	24,185	3,245,108

PROPOSAL 3:    Approval and adoption of the ESPP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,024,300	1,642,409	23,932	3,245,108

PROPOSAL 4:    Approval of the ratification of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
44,822,200	103,342	10,207

PROPOSAL 5:    Approval to authorize the Board of Directors to adjourn and postpone the Annual Meeting to a later date or dates.

Votes For	Votes Against	Abstentions
29,964,306	13,308,799	1,662,644

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

10.1	Second Amendment to 2015 Incentive Compensation Plan (incorporated herein by this reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Commission on April 15, 2019).
10.2	2019 Employee Stock Purchase Plan (incorporated herein by this reference to Appendix B to the Company’s Definitive Proxy Statement filed with the Commission on April 15, 2019).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: June 10, 2019

AGROFRESH SOLUTIONS, INC. By: /s/ Thomas Ermi________________ Name: Thomas Ermi Title: Vice President and General Counsel

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